                                                        Exhibit 99.2

                                  CONFIDENTIAL




                  Maidenform Worldwide, Inc. and Subsidiaries








                   December 1997 Financial Reporting Package

                   December 1997 Financial Reporting Package

                                    Contents


Schedule:                                                                                                       Page
---------                                                                                                      -----

Second Half to Date, 1997

      - Balance Sheet...................................................................................           1

      - Income Statement................................................................................           2

      - Cash Flow Statement.............................................................................           3


                  Maidenform Worldwide, Inc. and Subsidiaries

              Preliminary Balance Sheets for the Periods Indicated

                                 (in thousands)

                                                                                                    December 1997
                                                                                                        Actual
                                                                                                    --------------
ASSETS
Current assets
    Cash..........................................................................................   $      7,057
    Accounts receivable...........................................................................         18,076
    Inventories...................................................................................         72,284
    Other current assets..........................................................................          9,891
                                                                                                    --------------
        Total current assets......................................................................        107,308
Property, plant & equipment, net..................................................................         36,065
Other assets......................................................................................         49,296
                                                                                                    --------------
    Total assets..................................................................................   $    192,669
                                                                                                    --------------
                                                                                                    --------------
LIABILITIES
Current liabilities
    Liabilities Not Subject to Compromise
      Current Liabilities:
      Accounts payable............................................................................          6,138
      Accrued expenses............................................................................         15,755
      1997 Restructuring reserve..................................................................         12,646
      Revolver....................................................................................          4,891
                                                                                                    --------------
    Total current liabilities.....................................................................         39,430
    Liabilities Subject to Compromise.............................................................        242,381
    Other Liabilities.............................................................................          2,440
                                                                                                    --------------
    Total liabilities.............................................................................        284,251
                                                                                                    --------------
EQUITY
Stock.............................................................................................              5
Paid in capital...................................................................................         40,899
Retained earnings (deficit).......................................................................        (18,848)
Year to date income (loss)........................................................................       (111,561)
Minimum pension liability adj.....................................................................         (2,077)
                                                                                                    --------------
    Total equity (deficit)........................................................................        (91,582)
                                                                                                    --------------
      Total liabilities and equity................................................................   $    192,669
                                                                                                    --------------
                                                                                                    --------------

    The year to date results are preliminary and subject to audit adjustments, including finalization on intangibles and restructuring charges.

                                      (1)

                  Maidenform Worldwide, inc. and Subsidiaries

             Preliminary Second Half to Date, 1997 Income Statement

                                 (in thousands)

                              July--December 1997

                                                                                                          Actual
                                                                                                        ----------
Net sales.............................................................................................  $  107,642
Cost of sales.........................................................................................      91,707
                                                                                                        ----------
Gross profit..........................................................................................      15,935
%.....................................................................................................        14.8%

Operating expenses
    Design............................................................................................       1,989
    G&A...............................................................................................       6,882
    Advertising.......................................................................................       1,808
    Selling...........................................................................................      18,783
    Distribution......................................................................................       6,488
                                                                                                        ----------
    Total.............................................................................................      35,950
                                                                                                        ----------
Loss before
    interest and taxes (EBIT).........................................................................     (20,015)

Interest..............................................................................................      (3,277)
Interest--Pre Petition................................................................................      --
Financing Fees........................................................................................      (1,000)
Reorganization cost...................................................................................      (3,698)
Other.................................................................................................        (525)
                                                                                                        ----------
Pretax loss...........................................................................................     (28,515)

Taxes.................................................................................................          10
                                                                                                        ----------
NET LOSS..............................................................................................  $  (28,525)
                                                                                                        ----------
                                                                                                        ----------
EBIT..................................................................................................     (20,015)

Depreciation..........................................................................................       3,291
                                                                                                        ----------
EBITDAR...............................................................................................  $  (16,724)
                                                                                                        ----------
                                                                                                        ----------
Per covenant..........................................................................................  $  (17,800)
                                                                                                        ----------
                                                                                                        ----------

  Second half to date results are preliminary and subject to audit adjustments, including finalization on intangibles and restructuring charges.

                                      (2)

                   Maidenform Worldwide, Inc. & Subsidiaries
                   Preliminary Second Half to Date, 1997 Statement of Cash Flows (in thousands)
                   July--December 1997

                                                                                                          ACTUAL
                                                                                                        ----------
Operating Activities
Net loss..............................................................................................  $  (28,525)
Adjustments to reconcile net loss to net cash used in operating activities:
    Depreciation and amortization.....................................................................       3,892
    Pension expense...................................................................................         324
    Minority interest in loss of subsidiary...........................................................        (374)
    Payments made from unfunded retirement plan.......................................................         (71)
    Provision for restructuring.......................................................................          16
    Provisions for accounts receivable allowances.....................................................      (1,128)
    Changes in operating assets and liabilities:
      Decrease (Increase) in accounts receivable......................................................       5,749
      Decrease in inventories.........................................................................      12,744
      Increase in prepaid expenses and other assets...................................................        (751)
      Increase in accounts payable, accrued expenses, taxes and sundry liabilities....................       3,981
                                                                                                        ----------
Net cash used in operating activities.................................................................      (4,143)
                                                                                                        ----------
Investing activities
Additions to property, plant and equipment (Net)......................................................        (255)
Proceeds from sale of building........................................................................         518
Other.................................................................................................          (5)
                                                                                                        ----------
Net cash provided by investing activities.............................................................         258
                                                                                                        ----------
Financing activities
Net borrowings under revolving credit loans...........................................................       6,945
Other.................................................................................................        (153)
                                                                                                        ----------
Net cash provided by financing activities.............................................................  $    6,792
                                                                                                        ----------
Increase in cash......................................................................................  $    2,907
Cash at beginning of period...........................................................................       4,150
                                                                                                        ----------
Cash at end of period.................................................................................  $    7,057
                                                                                                        ----------

  Second half to date results are preliminary and subject to audit adjustments, including finalization on intangibles and restructuring charges.

                                      (3)